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                                             Exhibit 24

                       Power of Attorney
                       ------------------


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Howard E. Dalton, or either of them, to be my attorney-in-fact, with full power and authority to include my conformed signature on the electronic filing of a Form 10-K for the year ended December 31, 1993, to be filed by The St. Paul with the Securities and Exchange Commission, and any amendment thereto, and shall have the same force and effect as though I had manually signed the Form 10-K or ammendment.


Dated: February 1, 1994       Signature: /s/ Michael R. Bonsignore
                                         -------------------------
                              Name:          Michael R. Bonsignore


Dated: February 7, 1994       Signature: /s/ John H. Dasburg
                                        -------------------------
                              Name:          John H. Dasburg


Dated: February 1, 1994       Signature: /s/ W. John Driscoll
                                        -------------------------
                              Name:          W. John Driscoll


Dated: February 1, 1994       Signature: /s/ Mark S. Fowler
                                        -------------------------
                              Name:          Mark S. Fowler


Dated: February 1, 1994       Signature: /s/ Pierson M. Grieve
                                        -------------------------
                              Name:          Pierson M. Grieve


Dated: February 1, 1994       Signature: /s/ Roger L. Hale
                                        -------------------------
                              Name:          Roger L. Hale


Dated: March 4, 1994          Signature: /s/ Ronald James
                                        -------------------------
                              Name:          Ronald James


Dated: February 1, 1994       Signature: /s/ William H. Kling
                                        -------------------------
                              Name:          William H. Kling

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Dated: February 1, 1994       Signature: /s/ Bruce K. MacLaury
                                        ----------------------
                              Name:          Bruce K. MacLaury


Dated: February 1, 1994       Signature: /s/ Ian A. Martin
                                        ------------------
                              Name:          Ian A. Martin


Dated: February 1, 1994       Signature: /s/ Glen D. Nelson
                                        -------------------
                              Name:          Glen D. Nelson


Dated: February 1, 1994       Signature: /s/ Anita M. Pampusch
                                        ----------------------
                              Name:          Anita M. Pampusch